UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2008
                                                          ---------------


                     Energy Services of America Corporation
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                        001-32998              20-4606266
          ---------                       ---------              ----------
(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
  of Incorporation)                                          Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code


          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 4.01  Changes in Registrant's Certifying Accountant
           ---------------------------------------------

     (a) Energy Services of America Corporation (the "Company") has engaged Arnett & Foster, Certified Public Accountants, P.L.L.C. ("Arnett & Foster") as its new independent registered public accounting firm, effective October 1, 2008. The Company continued its relationship with Castaing, Hussey & Lolan LLC, CPAs ("CHL") as its independent registered public accounting firm through the preparation and filing on August 13, 2008 of the Company's Form 10-Q for the quarter period ended June 30, 2008. On October 1, 2008, the Company notified CHL that it was dismissed as principal accountants.

     CHL's reports on the consolidated financial statements of the Company as of and for the years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Arnett & Foster has been engaged to audit the consolidated financial statements of the Company as of and for the year ending September 30, 2008. The engagement of Arnett & Foster was approved by the Company's Audit Committee.

     In connection with the audits of the two fiscal years ended September 30, 2007 and the subsequent interim period through the date of this Report, there were (1) no disagreements with CHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of CHL, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

     The Company has provided CHL with a copy of the disclosures contained in this Report, which was received by CHL on October 1, 2008. The Company has requested CHL to furnish the Company with a letter in response to Item 304(a) of Regulation S-K. Such letter is included as an exhibit to this Report.

     (b) Arnett & Foster was engaged by the Company on October 1, 2008 to audit the consolidated financial statements of the Company as of and for the year ending September 30, 2008. During the period beginning October 1, 2006 through the date of this Report, the Company did not consult with Arnett & Foster regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
             ------------------------------------------------------------------

     On  October 1, 2008,  Jack M.  Reynolds  resigned  as  President  and Chief
Financial Officer of the Company. Mr. Edsel R. Burns has been appointed President. Mr. Burns is currently a director of the Company.

     On October 1, 2008, Larry A. Blount was appointed as Chief Financial Officer and Secretary/Treasurer of the Company. Mr. Blount graduated from West Virginia State University with a Bachelor of Science degree in Business Administration and Accounting. He is also a Certified Public Accountant. Mr. Blount was employed by Union Boiler Company, in various capacities, including Staff Accountant, Internal Auditor, Chief Accountant and Controller, from 1980-1996. From 1996-2003 he was Controller and Vice-President of Accounting and Finance for Williams Group International. He served as Divisional Accounting
Manager for Alberici Constructors from 2003-2005. From 2005-2007, Mr. Blount served as Vice President, Chief Financial Officer, Secretary and Treasurer for Nitro Electric Company.

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired.

            Not Applicable.

(b)  Pro forma financial information.

            Not Applicable.

(c)  Shell Company Transactions.

            Not Applicable.

(d)  Exhibits.

            16.      Letter from Castaing, Hussey & Lolan, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENERGY SERVICES OF AMERICA CORPORATION



DATE: October 7, 2008                    By: /s/ Edsel R. Burns
                                             ---------------------------------
                                             Edsel R. Burns
                                             President
                                             (Duly Authorized Representative)



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                                  EXHIBIT INDEX

Exhibit No.            Description
----------             -----------

16 Letter of Castaing, Hussey & Lolan, LLC regarding change in certifying accountant